UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020 (December 1, 2020)

Petros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices)    (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment No. 1”) amends and supplements the Current Report on Form 8-K of Petros Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Petros”) filed with the Securities and Exchange Commission (the “SEC”) on December 2, 2020 (the “Closing Form 8-K”) and the Current Report on Form 8-K of the Company filed with the SEC on December 10, 2020 (the “Spin-off Form 8-K”). As previously reported, the Company, Neurotrope, Inc., a Nevada corporation (“Neurotrope”), PM Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Petros (“Merger Sub 1”), PN Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of Petros (“Merger Sub 2”), and Metuchen Pharmaceuticals LLC, a Delaware limited liability company (“Metuchen”), consummated the transactions (the “Mergers”) contemplated by that certain Agreement and Plan of Merger by and among the Company, Neurotrope, Merger Sub 1, Merger Sub 2 and Metuchen, dated as of May 17, 2020 (the “Original Merger Agreement”), as amended by the First Amendment to the Original Merger Agreement (the “First Amendment”), dated as of July 23, 2020 and the Second Amendment to the Original Merger Agreement, dated as of September 30, 2020 (the “Second Amendment” and, together with the Original Merger Agreement and the First Amendment, the “Merger Agreement”). As a result of the Mergers and following the spin-off (the “Spin-off”) on December 7, 2020 of Neurotrope’s wholly-owned subsidiary, Neurotrope Bioscience, Inc., to the holders of Neurotrope common stock, par value $0.0001 per share, immediately prior to the Mergers, Petros became an independent company focused on men’s health therapeutics with a full range of commercial capabilities including sales, marketing, regulatory and medical affairs, finance, trade relations, pharmacovigilance, market access relations, manufacturing, and distribution.

This Amendment No. 1 amends Item 9.01 of the Closing Form 8-K for the purpose of filing the financial information required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K and amends Item 9.01 of the Spin-off Form 8-K for the purpose of filing the pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 does not otherwise update, modify or amend the Closing Form 8-K or the Spin-off Form 8-K and should be read in conjunction with the Closing Form 8-K and the Spin-off Form 8-K.

In addition to serving as Amendment No. 1 to the Closing Form 8-K and the Spin-off Form 8-K, this Form 8-K is being filed to report the information set forth under Item 5.02 below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        In connection with the consummation of the Mergers, on December 24, 2020, the Company and Mr. Keith Lavan entered into a Separation Agreement (the “Separation Agreement”), pursuant to which Mr. Lavan resigned as Senior Vice President and Chief Financial Officer of the Company and agreed to serve as an advisor to the Company through December 31, 2020 (the “Separation Date”). Pursuant to the Separation Agreement, in addition to other benefits, Mr. Lavan received a stay-on bonus of $50,000 for continuing to remain employed by the Company through the Separation Date. For his services as an advisor, the Company will pay Mr. Lavan an amount equal to 50% of his base salary as of immediately prior to the Separation Date. The Company will pay 70% of such amount on January 15, 2021 and 30% of such amount in equal installments from the Separation Date through June 30, 2021. In addition, Mr. Lavan executed a general release of liabilities in favor of the Company.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Management’s discussion and analysis of financial condition and results of operations and the unaudited condensed consolidated balance sheets as of September 30, 2020 and December 31, 2019 and the condensed consolidated statements of operations, and changes in members’ capital (deficit) for the three and nine months ended September 30, 2020 and 2019 and the condensed consolidated statements of cash flows for the nine months ended September 30, 2020 and 2019 of Metuchen Pharmaceuticals, LLC are filed as Exhibit 99.1 hereto and are incorporated by reference herein.

(b) Pro Forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and year ended December 31, 2019 of Petros Pharmaceuticals, Inc. (collectively, the “Unaudited Pro Forma Financial Statements”), are filed as Exhibit 99.2 hereto and are incorporated by reference herein. The Unaudited Pro Forma Financial Statements present the pro forma financial position and results of operations of Petros Pharmaceuticals, Inc. based upon the historical consolidated financial statements of Neurotrope, Inc. after giving effect to the Spin-off, and the combined business based on the historical consolidated financial statements of Neurotrope, Inc. and Metuchen Pharmaceuticals, LLC, after giving effect to the Mergers.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit.	Description
10.1†*	Separation Agreement, entered into as of December 24, 2020, by and between the Company and Keith Lavan.
99.1	Management's discussion and analysis of financial condition and results of operations and unaudited condensed consolidated balance sheets as of September 30, 2020 and December 31, 2019 and the condensed consolidated statements of operations, and changes in members’ capital (deficit) for the three and nine months ended September 30, 2020 and 2019 and the condensed consolidated statements of cash flows for the nine months ended September 30, 2020 and 2019 of Metuchen Pharmaceuticals, LLC.
99.2	Unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and year ended December 31, 2019 of Petros Pharmaceuticals, Inc.

† Management contract or compensatory plan or arrangement.

* Exhibit omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or exhibit as a supplement to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: December 31, 2020	By:	/s/ Fady Boctor
Name: Fady Boctor
Title: President and Chief Commercial Officer